Exhibit 10.6(c)
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 3

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 3 (hereinafter referred to as the “Amendment”) is entered into as of July 26, 2016 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect certain terms relating to aircraft specification and delivery.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

1.	AIRCRAFT SPECIFICATIONS

Exhibit 10.6(c)

1.1	Clause 0 of the Agreement is hereby amended to modify, add or replace the following quoted terms:
QUOTE

A319 NEO Standard Specification means the A319-100N standard specification document Number J.000.01000N Issue 1, dated 1st July 2014, a copy of which has been annexed hereto as Exhibit A.

A320 NEO Aircraft – any and all of the firmly ordered A320-200 NEO model aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 NEO Propulsion System installed thereon upon Delivery.

A320 NEO Standard Specification means the A320-200N standard specification document Number D.000.02000N Issue 1 dated 21st December 2013, a copy of which has been annexed hereto as Exhibit A.

A321 NEO Standard Specification means either (i) for A321 NEO type aircraft scheduled to deliver prior to [***] the A321-200N standard specification document Number E.000.02000N Issue 1 dated 23rd December 2014, a copy of which has been annexed hereto as Exhibit A or (ii) for A321 NEO type aircraft scheduled to deliver in or after [***] the A321 NEO ACF standard specification number E.000.02000NX Issue 1 dated 22nd April 2016, a copy of which has been annexed hereto as Exhibit A.

Sharklets - a large wingtip device designed to enhance the eco-efficiency, fuel burn efficiency and payload range performance of the A320 family aircraft.

Standard Specification means individually or collectively the A320 Standard Specification, the A321 Standard Specification, the A319 NEO Standard Specification, the A320 NEO Standard Specification or the A321 NEO Standard Specification, as applicable.

UNQUOTE

Clause 0 of the Agreement is hereby amended to delete the following quoted terms:

Irrevocable SCNs

New Engine Option or NEO

1.2	Clause 2.1.2 of the Agreement is hereby deleted and replaced by the following quoted text:

QUOTE

Exhibit 10.6(c)

2.1.2	NEO Aircraft Specification
Each of the NEO Aircraft shall be manufactured in accordance with the applicable Standard Specification(s), as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 2 to Exhibit B, and including the following design weights:

(i)	A319 NEO Standard Specification: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons, and

(ii)	A320 NEO Standard Specification: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons, and

(iii)	A321 NEO Standard Specification: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons.
UNQUOTE

1.3	Clauses 3.1.3, 3.1.4, 3.1.9, 3.1.10, 3.1.11 and 3.1.12 of the Agreement are hereby deleted and replaced by the following quoted text:
QUOTE

3.1.3    The “Base Price of the A320 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A320 NEO Airframe as defined in the A320 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:
USD $[***]
(US Dollars – [***])

(ii)	INTENTIONALLY LEFT BLANK

Exhibit 10.6(c)

(iii)	the sum of the base prices of any and all additional SCNs set forth in Exhibit B4, which is:
USD $[***]
(US Dollars – [***]) and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP Propulsion System is selected, which is:
USD $[***]
(US Dollars – [***])

3.1.4	The A320 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in A320 Family Base Period.
UNQUOTE
QUOTE

3.1.9	The “Base Price of the A319 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

USD $[***]
(US Dollars – [***])

(ii)	INTENTIONALLY LEFT BLANK

(iii)	the sum of the base prices of any and all additional SCNs set forth in Appendix 3 to Letter Agreement No. 3 of the Agreement, which is:
USD $[***]
(US Dollars – [***]), and

Exhibit 10.6(c)

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP Propulsion System is selected, which is:
USD $[***]    (US Dollars – [***]).

3.1.10	The A319 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.11	The “Base Price of the A321 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:
USD $[***]
(US Dollars – [***]),

(ii)	INTENTIONALLY LEFT BLANK

(iii)	the sum of the base prices of any and all additional SCNs set forth in Appendix 4 to Letter Agreement No. 3 of the Agreement, which is:
USD $[***]
(US Dollars – [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP Propulsion System is selected, which is:
USD $[***]    (US Dollars – [***]).

Exhibit 10.6(c)

3.1.12	The A321 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.
UNQUOTE

1.4	Clause 1 of Letter Agreement No. 5C is hereby deleted and replaced by the following quoted text:
QUOTE

1    AIRCRAFT CONFIGURATION
The guarantees defined in Clauses 2 and 3 below (the “Guarantees”) are applicable to the Aircraft as described in the A320 NEO Standard Specification D.000.02000N Issue 1 dated 21st December 2013 as amended by SCNs for:

i)    installation of CFM International LEAP-1A26 engines

ii)    the following design weights:

Maximum Take-Off Weight (MTOW)    [***] kg ([***] lb)
Maximum Landing Weight (MLW)    [***] kg ([***] lb)
Maximum Zero Fuel Weight (MZFW)    [***] kg ([***] lb)

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

UNQUOTE

1.5	Clause 1 of Letter Agreement No. 5D is hereby deleted and replaced by the following quoted text:
QUOTE

1    AIRCRAFT CONFIGURATION
The guarantees defined in Clauses 2 and 3 below (the “Guarantees”) are applicable to the Aircraft as described in the A320 NEO Standard Specification D.000.02000N Issue 1 dated 21st December 2013 as amended by SCNs for:

i)	installation of IAE LLC PW1127G-JM engines

ii)    the following design weights:

Exhibit 10.6(c)
Maximum Take-Off Weight (MTOW)    [***] kg ([***] lb)
Maximum Landing Weight (MLW)    [***] kg ([***] lb)
Maximum Zero Fuel Weight (MZFW)    [***] kg ([***] lb)

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.
UNQUOTE

1.6	Clause 1 of Letter Agreement No. 5E is hereby deleted and replaced by the following quoted text:
QUOTE

1    AIRCRAFT CONFIGURATION

The guarantees defined in Clauses 2 and 3 below (the “Guarantees”) are applicable to the Aircraft as described in the A321 NEO Standard Specification E.000.02000N Issue 1 dated 23rd December 2014 as amended by SCNs for:

i)    installation of CFM International LEAP-1A32 engines

ii)    the following design weights:

Maximum Take-Off Weight (MTOW)    [***] kg ([***] lb)
Maximum Landing Weight (MLW)    [***] kg ([***] lb)
Maximum Zero Fuel Weight (MZFW)    [***] kg ([***] lb)

iii)    [***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.
UNQUOTE

1.7	Clause 1 of Letter Agreement No. 5F is hereby deleted and replaced by the following quoted text:
QUOTE

1    AIRCRAFT CONFIGURATION
The guarantees defined in Clauses 2 and 3 below (the “Guarantees”) are applicable to the Aircraft as described in the A321 NEO Standard Specification E.000.02000N Issue 1 dated 23rd December 2014 as amended by SCNs for:

i) installation of IAE LLC PW1133G-JM engines

ii)    the following design weights:

Exhibit 10.6(c)

Maximum Take-Off Weight (MTOW)    [***] kg ([***] lb)
Maximum Landing Weight (MLW)    [***] kg ([***] lb)
Maximum Zero Fuel Weight (MZFW)    [***] kg ([***] lb)

iii)    [***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

UNQUOTE

2.    DELIVERY

Clause 9.2.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

The Seller will deliver and transfer title to each of the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of such Aircraft has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale either in the form of Exhibit E-1 if the Delivery Location is Mobile, Alabama, or in the form of Exhibit E-2 if the Delivery Location is anywhere other than Mobile, Alabama (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price of the Aircraft as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft will pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale. If Mobile, Alabama is the Delivery Location, the Seller will provide the Buyer with a warranty from Airbus S.A.S. in the form of Exhibit I.

UNQUOTE

3.    CERTIFICATE OF ACCEPTANCE

Clause 8.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Upon [***] completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of each Aircraft either in the form of Exhibit D-1 if the Delivery Location is Mobile, Alabama, or in the form of Exhibit D-2 if the Delivery Location is anywhere other than Mobile, Alabama (the “Certificate of Acceptance”).

UNQUOTE

4.    BUYER FURNISHED EQUIPMENT

Exhibit 10.6(c)

4.1	The last sentence of Clause 18.1.2.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE
The Buyer will also provide, when requested by the Seller, at the Airbus Operations S.A.S. facility in Toulouse, France, the Airbus Operations GmbH Division Hamburger Flugzeugbau facility in Hamburg, Germany, and/or the Airbus Americas Inc. facility in Mobile, Alabama, adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

UNQUOTE

4.2    Clause 18.1.4 of the Agreement is renumbered as Clause 18.1.4(a).

4.3	New Clauses 18.1.4(b) and 18.1.4(c) are added to the Agreement after Clause 18.1.4(a) as set forth in the following quoted text:
QUOTE

(b)	BFE delivered to the Seller’s Affiliate in Mobile, Alabama, as may be specified by the Seller pursuant to Clause 18.1.4(a), will be shipped according to the Incoterms 2010 “[***]” to:
Airbus Logistics Center
320 Airbus Way
Mobile AL 36615

(c)	The Buyer acknowledges and agrees that, under the provisions of this Clause 18.1.4, the Buyer is the importer of record of BFE and, as such, is responsible for ensuring that all BFE shipments are compliant with United States customs regulations. Without prejudice to the foregoing, certain BFE for Aircraft delivering out of Mobile, Alabama shall be delivered to the Seller’s facilities in Europe for, inter alia, integration into other equipment and the Buyer shall in such cases be responsible for ensuring that the Seller can comply with all United States customs regulations at the time of shipment of such BFE from Europe to Mobile, Alabama.
UNQUOTE

5.    EXHIBIT D – Form of Certificate of Acceptance

Exhibit D is deleted in its entirety and replaced with Exhibits D-1 and D-2 attached hereto as Attachments A and B.

Exhibit 10.6(c)

6.    EXHIBIT E – Form of Bill of Sale

Exhibit E is deleted in its entirety and replaced with Exhibits E-1 and E-2 attached hereto as Attachments C and D.

7.    EXHIBIT I – Form of Airbus S.A.S. Warranty

Exhibit I attached hereto as Attachment E is hereby added to the Agreement.

8.	INTENTIONALLY LEFT BLANK

9.	CUSTOMIZATION EXHIBITS
Exhibit A is deleted in its entirety and replaced with Exhibit A attached hereto as Attachment F.
Exhibit B4 is deleted in its entirety and replaced with Exhibit B4 attached hereto as Attachment G.

10.	EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon its execution.

11.	CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

Exhibit 10.6(c)

12.	ASSIGNMENT
Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Clause 12 will be void and of no force or effect.

13.	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION                AIRBUS S.A.S.

By: /s/ Mark D. Powers                        By: /s/ Cristophe Mourey
Its: Chief Financial Officer                    Its: Vice President Contracts

Exhibit 10.6(c)
ATTACHMENT A
EXHIBIT D-1

FORM OF CERTIFICATE OF ACCEPTANCE
(MOBILE, ALABAMA)

In accordance with the terms of clause 8 of the A320F purchase agreement dated 19 October 2011 and made between JetBlue Airways Corporation (the “Customer”) and Airbus S.A.S., as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3__________ aircraft bearing manufacturer’s serial number _____ and registration mark ________ with two (2) ______________ propulsion systems installed thereon (the “Aircraft”) have taken place in Mobile, Alabama, United States.
In view of said tests having been carried out with satisfactory results, the Customer hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.
Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.
IN WITNESS WHEREOF, the Customer has caused this instrument to be executed by its duly authorised representative this _____ day of __________ 20___ in Mobile, Alabama, United States.

JETBLUE AIRWAYS CORPORATION
Name:
Title:
Signature:

Exhibit 10.6(c)
ATTACHMENT B
EXHIBIT D-2

FORM OF CERTIFICATE OF ACCEPTANCE
(HAMBURG, GERMANY)

In accordance with the terms of clause 8 of the A320F purchase agreement dated 19 October 2011 and made between JetBlue Airways Corporation (“JBU”) and Airbus S.A.S. (“Airbus”), as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3______ aircraft, bearing manufacturer’s serial number _____, and US registration mark _______ with two (2) ____________________ propulsion systems installed thereon (the “Aircraft”) have taken place in Hamburg, Germany.

In view of said tests having been carried out with satisfactory results, JBU hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.
Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.
IN WITNESS WHEREOF, JBU has caused this instrument to be executed by its duly authorised representative this ____ day of _______ 20___ in Hamburg, Germany.

JETBLUE AIRWAYS CORPORATION
Name:
Title:
Signature:

Exhibit 10.6(c)
ATTACHMENT C
EXHIBIT E-1

FORM OF WARRANTY BILL OF SALE
(MOBILE, ALABAMA)
AIRCRAFT BILL OF SALE
(the “Bill of Sale”)

Know all men by these presents that Airbus Americas, Inc., a Delaware corporation having its principal place of business at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, United States (the “Seller”), was, this _____ day of __________ 20___, the owner of the title to the following airframe (the “Airframe”), the propulsion systems as specified (the “Propulsion Systems”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:    PROPULSION SYSTEMS:
AIRBUS Model A3_______    ________________

MANUFACTURER’S SERIAL NUMBER:                ENGINE SERIAL NUMBERS:
______                                LH:    ______
RH:    ______

REGISTRATION MARK:
______

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.
The Seller did, this _____ day of __________ 20___, sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101 U.S.A.
(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorized representative this _____ day of __________ 20___ in Mobile, Alabama, United States.

Exhibit 10.6(c)
AIRBUS AMERICAS, INC.

By:______________________________________
Name:
Title:

Exhibit 10.6(c)
ATTACHMENT D
EXHIBIT E-2

FORM OF WARRANTY BILL OF SALE
(HAMBURG, GERMANY)

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this ___ day of __________ 20___ the owner of the title to the following airframe (the “Airframe”), the propulsion systems as specified (the “Propulsion Systems”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	PROPULSION SYSTEMS:

AIRBUS Model A3_____	________________

MANUFACTURER’S SERIAL NUMBER: _____	ENGINE SERIAL NUMBERS: LH: _______ RH: _______

REGISTRATION MARK: ________

The Airframe, Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this ___ day of __________ 20___, sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101
U.S.A.
(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

Exhibit 10.6(c)

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorised representative this ___ day of __________ 20___ in Hamburg, Germany.

AIRBUS S.A.S.

Name:

Title:

Signature:

Exhibit 10.6(c)
ATTACHMENT E
EXHIBIT I

FORM OF AIRBUS WARRANTY

Airbus S.A.S. hereby warrants to JetBlue Airways Corporation (the “Buyer”), its successors and assigns that the bill of sale executed by Airbus Americas Inc. dated ___ ________ 2016 and relating to one A3_______ aircraft bearing MSN ____ (the “Aircraft”) (the “Bill of Sale”) conveys to the said Buyer on the date hereof good, legal and valid title to the Aircraft, the propulsion systems as described in the Bill of Sale, appliances, parts, instruments, accessories, furnishings and other equipment, free and clear of all liens, claims, charges, encumbrances and rights of others, and that Airbus S.A.S. will warrant and defend such title to the Aircraft forever against all claims and demands whatsoever.

This Airbus Warranty is governed by and shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Airbus S.A.S. has caused this Airbus Warranty to be executed by its duly authorized representative this ______ day of _________ 20___.

AIRBUS S.A.S.
Name:
Title:
Signature:

Exhibit 10.6(c)
ATTACHMENT F
EXHIBIT A

THE STANDARD SPECIFICATIONS ARE CONTAINED IN A SEPARATE FOLDER.

Exhibit 10.6(c)
ATTACHMENT G
EXHIBIT B4

EXHIBIT B4
JETBLUE A320NEO CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200N issue 1.0 dated 23 December 2013
A320 NEO Aircraft

LIST OF ADDITIONAL SCNS

A320-200 NEO
ATA	TITLE	SCN Budget $US DC01/10 per aircraft	Estimated BFE Budget $US DC01/10 per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit 10.6(c)

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]
	TOTAL OF SCNS AND ESTIMATED BFE BUDGET - $[***] PER AIRCRAFT	[***]	[***]

(*): The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance). It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.